UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

COMMONWEALTH REIT

(Name of the Registrant as Specified In Its Charter)

CORVEX MANAGEMENT LP

KEITH MEISTER

RELATED FUND MANAGEMENT, LLC

RELATED REAL ESTATE RECOVERY FUND GP-A, LLC

RELATED REAL ESTATE RECOVERY FUND GP, L.P.

RELATED REAL ESTATE RECOVERY FUND, L.P.

RRERF ACQUISITION, LLC

JEFF T. BLAU

RICHARD O’TOOLE

DAVID R. JOHNSON

JAMES CORL

EDWARD GLICKMAN

PETER LINNEMAN

JIM LOZIER

KENNETH SHEA

EGI-CW HOLDINGS, L.L.C.

DAVID HELFAND

SAMUEL ZELL

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Additional Information Regarding the Solicitation

Corvex Management LP and Related Fund Management, LLC have filed a definitive solicitation statement with the Securities and Exchange Commission (the “SEC”) to (1) solicit consents to remove the entire board of trustees of CommonWealth REIT (the “Removal Proposal”), and (2) elect a slate of new trustees at a special meeting of shareholders that must be promptly called in the event that the Removal Proposal is successful. Investors and security holders are urged to read the definitive solicitation statement and other relevant documents because they contain important information regarding the solicitation. The definitive solicitation statement and all other relevant documents are available, free of charge, on the SEC’s website at www.sec.gov. Information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, to the extent applicable, is available in the definitive solicitation statement filed with the SEC on January 28, 2014 and Supplement No. 1 filed with the SEC on February 13, 2014.

Body text1;Heading #2;Body text (2);Body text (3)1;RESTORING WEALTH TO COMMONWEALTH how to vote Welcome Timeline Nominees Presentations Press Releases Corporate Governance Contact Welcome CORVEX AND RELATED RELEASE A NEW PRESENTATION DISPELLING COMMONWEALTH’S DESPERATE, DIVERSIONARY TACTICS. Click Here for Presentation Welcome to the website devoted to Corvex Management LP and Related Fund Management, LLC’s solicitation of consents from the shareholders of Commonwealth REIT (NYSE: CWH). INSTITUTIONAL SHAREHOLDER SERVICES (ISS) AND GLASS LEWIS RECOMMEND COMMONWEALTH SHAREHOLDERS VOTE TO REMOVE THE ENTIRE BOARD OF TRUSTEES Click here for ISS Recommendation Press Release Click here for Glass Lewis Recommendation Press Release

Heading #2;RESTORING WEALTH TO COMMONWEALTH how to vote Welcome Tirneline Nominees Presentations Press Releases Corporate Governance Contact Press Releases Date Description 03/14/2014 Corvex And Related Urge Commonwealth Shareholders To Act Now To Remove Board Of Trustees 03/06/2014 Glass Lewis Recommends Commonwealth REIT Shareholders Vote To Remove Entire Board Of Trustees 03/03/2014 ISS Again Recommends Commonwealth REIT Shareholders Vote to Remove Entire Board of Trustees 02/24/2014 Con/ex and Related Release Presentation Detailing Portnoys’ Record of Distorting the Truth